UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22264

The Motley Fool Funds Trust

(Exact name of registrant as specified in charter)

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

Alexandria, VA 22314

(Address of principal executive offices) (Zip code)

Peter E. Jacobstein

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

Alexandria, VA 22314

(Name and address of agent for service)

Registrant’s telephone number, including area code: (703) 302-1100

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Motley Fool Independence Fund

SEMIANNUAL

REPORT

(Unaudited)	April 30, 2010

A series of The Motley Fool Funds Trust

Hello, and welcome to the semiannual report. Throughout, the Fund has included comments to help you understand the semiannual report, teach you some things to look for in a fund, and to make you chuckle, a little. Our investment adviser is an affiliate of The Motley Fool, LLC (The Motley Fool), a publisher of investment information and analysis. Like The Motley Fool, our goal is to educate, amuse, and enrich you.

This report has been prepared for shareholders of Motley Fool Independence Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Fund. Investors are reminded to read the prospectus carefully before investing. Past performance is no guarantee of future results. Share prices will fluctuate and there may be again or loss when shares are redeemed. Fund shares are distributed by

PFPC Distributors, Inc., 760 Moore Rd., King of Prussia, PA 19406.

2

Letter to Shareholders

Dear Fellow Independence Fund Shareholder:

This semiannual filing marks the Independence Fund’s first full six-month period of operations. In the period from November 1, 2009 to April 30, 2010, the Independence Fund rose 14%, versus 9.67% for the MSCI World Index, to which our performance is benchmarked. As of April 30, 2010, the Independence Fund holds assets exceeding $85 million, which is nearly three times the amount we managed six months prior.

During our first 10 months, we have ironed out a focused, diligent process for seeking out what we deem to be superior investments. The fearful climate in which we opened the Independence Fund allowed us to make investments in some world-class franchises, including Chipotle Mexican Grill, Inc., Diageo PLC and Philip Morris International, Inc. at rock-bottom prices.

Portfolio Manager Bill Mann

Independent thinking

We have, in my opinion, operated the Independence Fund with discipline and independent thought. We consider constructive conflict to be a core value of our process, and debate our decisions vigorously. Some companies that we bought early increased in price several-fold. Rather than chase companies that grew expensive, we’ve been willing to sit patiently, and in cases where the price exceeded our valuation, we’ve sold, including our positions in Hyflux and Braskem. When we had more cash than ideas, we’ve kept our powder dry.

We’re also proud of the structure of the Independence Fund, which we set up to have minimal investment stipulations, such as sector or country weightings, market cap restrictions or other common industry limitations. For much of the Fund’s history we have had no direct exposure to any banks in the United States or Europe, with our ownership limited to Qatar Islamic Bank and Garanti Bank of Turkey (which we sold after it ran up well past our target price).

Similarly, until recently we found almost no opportunity in Europe, though the recent beating European markets have taken has allowed us to deploy funds into Telefonica and Hellenic Exchanges, two companies we believe investors have become unreasonably bearish on due to macroeconomic concerns. The former is the largest Spanish telecommunications company, with enormous operations throughout the world, but particularly in Latin America; the latter is the dominant stock exchange in Greece. While we believe that Hellenic Exchanges does have some

Motley Fool Independence Fund	3

tough days ahead of it, in its most recent quarter earnings were up 69%, on revenues that increased by 50%, going to show that sometimes crises allow businesses to make fundamental changes that pay dividends for years to come. Actions will cause our performance to appear less robust, but we believe that it’s in our best interest to keep our shareholders’ interests first and foremost in focus.

We are proud of our efforts to be the most shareholder-friendly mutual fund company in America. Though industry ratings firms like Morningstar tend to rate fund performance on a pre-tax basis (as is our benchmark comparison), we have elected on several occasions over the last few months to engage in tax loss selling in order to net a loss against realized capital gains so that we can lessen your tax burden. Our tax-loss strategy is simple: we will take losses in individual names at points in time when we believe that the overall market is somewhat expensive, when holding cash becomes relatively preferable. It’s quite possible that such actions will cause our performance to appear less robust, but we believe that it’s in our best interest to keep our shareholders’ interests first and foremost in focus.

Portfolio positioning

Coming into April we had the highest cash balance we’d had since the launch of the fund. This was a result of our general belief that markets around the globe continued to underprice risk, particularly, in our opinion, in financial stocks, in gold and mining stocks, in real estate and in Europe. It’s rare when such a stance is so quickly borne out, but by the end of April (and on into May), markets around the globe, but particularly in Europe and in China, have been savaged.

Starting in early January, we began finding what we believe are relatively numerous bargains in an area that has participated least in the global market increases from 2009: large capitalization domestic companies. We have built sizeable positions inYum! Brands, WellPoint and Becton, Dickinson, and we’re extremely happy with them.

There is plenty of commentary on rocketing sovereign debt, economic malaise, the potential collapse of the euro and other topics of the day so I’ll resist adding my two bits. It is my observation that many people worry long after they should have done so, and that most discussions on these topics seem a wee bit too certain, when the reality is that national and global economies are nearly endlessly complex. It’s much easier (especially when the chickens are coming home to roost) to focus on today’s problems – much harder is to foresee the solutions. History tells us that many of the problems we face – and more importantly, all of the

4	Motley Fool Independence Fund

solutions to these problems – have yet to be recognized by those who prognosticate what’s coming next. Certainly the American economy – and many around the globe – face some real challenges, and some of the solutions offered today will be both well-meaning and costly in unintended, unanticipated ways.

But our focus at the Independence Fund isn’t on buying companies that depend upon bubbly economic growth. Our risk-focused approach demands that we focus first on what might go wrong, and if we get that right our chances at investing success are heightened. We don’t always get it right – for example our oil exploration names, especially CGG Veritas, have been mauled following the British Petroleum oil disaster in the Gulf of Mexico – but our guiding principle demands that we remain steadfast and stubborn in focusing on buying businesses below their intrinsic value.

Keep your time frames in mind.

While the Fund has enjoyed rather strong investment results on a real as well as on a relative basis, we ask that you pay those results little attention. We have been operating the Independence Fund for little more than 10 months, which means that, as long-term investors, almost none of the theses upon which we’ve invested has had time to come true. As an analogy, I note that the cyclist who won the first stage of the Tour de France last year, finished 91st after the entire race was complete.

In the absence of our own long-term experience as evidence, I offer that of highly-regarded value investor Frank Martin, principal of Martin Capital Management. From 2000-2010 – a period during which the S&P 500® generated an annualized return of -0.9% – MCM trailed the index six out of 10 years. Not only that, but the years MCM’s returns all exceeded the S&P 500® happened to be the four (2000-02 & 2008) in which the S&P had negative returns. As Frank Martin notes in his 2009 annual letter “MCM performance trailed the S&P in every feel-good up year during the decade. So much for making hay while the sun shines.”

A look at the scoreboard demonstrates what ought to seem impossible: a million dollars invested with MCM on January 1, 2000 would be worth $1.9 million by decade’s end, while the same million plopped in the S&P 500® dwindled to $950,000. I believe that MCM generated these kinds of returns, in no small part, by turning its back on the concept that volatility equals risk, not to mention their willingness to underperform when markets are running higher.

As we cannot control the flows into and out of the Fund, thinking independently and taking a long-term view means that our outlook and time horizons are not

Motley Fool Independence Fund	5

aligned with many investors. In these 10 months, I’ve discovered that there is a lot of pressure on portfolio managers to outperform (or “generate alpha”) weekly, monthly and quarterly. Quite a few institutional investors have a rule: underperform your benchmark for three quarters, and you’re gone. The best career move you can make with such short-term pressures is to hug your benchmark as close as you can, so that you essentially match its wiggles and waggles.

Such moment-by-moment thinking is contrary to the basic concept that stocks represent ownership in companies. To us, risk doesn’t come from a share price that moves up or down (or both!) in an exaggerated fashion. Risk comes from buying a share of stock at a price that does not give you adequate protection from loss. Almost any company is a compelling investment at a low enough price, and any company – even vaunted Berkshire Hathaway – can be priced high enough to constitute a lousy investment. It should never be forgotten that low prices are the best friend of long-term investing success.

We celebrate the successful launch of the Independence Fund, and we deeply appreciate your faith in Motley Fool Asset Management and our investment team.

Foolish best,

P.S. – Get more insight into the portfolio team’s thinking by signing up for our e-mail newsletter Declarations or by visiting www.foolfunds.com.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by the semiannual report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. The opinions of the Adviser with respect to those securities may change at any time.

6	Motley Fool Independence Fund

Portfolio Characteristics (Unaudited)

At April 30, 2010, the Motley Fool Independence Fund (the “Fund”) had an unaudited net asset value of $12.98 per share attributed to 6,597,234 shares outstanding. This compares with an audited net asset value as of October 31, 2009, of $11.48 per share attributed to 2,650,608 shares outstanding. From the Fund’s launch on June 16, 2009 to April 30, 2010 the Fund had a total return of 30.87% versus a return of 27.31% over the same period for its benchmark, MSCI World Index. The graph below shows the performance of $10,000 invested in the Fund at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Let’s be serious though. A graph of the performance of any investment over 10 and a half months tells you virtually nothing. In about five years, they’ll actually tell you quite a bit about how well we’re managing your money.

Average Annual Total Retuns as of 04/30/10

	Fund*	Benchmark**
Since Inception	30.87%	27.31%
Inception Date	06/16/2009
Total Fund Operating Expenses (February 26, 2010 Prospectus)	2.26%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.foolfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.
**	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The MSCI World Index is not available for direct investment. The Fund may invest in countries that are not included within the MSCI World Index (such as emerging market countries) and its investment portfolio is not weighted in terms of countries or issuers the same as the MSCI World Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the MSCI World Index.

Motley Fool Independence Fund	7

The investment objective of the Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund invests in areas of the market that, in the view of Motley Fool Asset Management, LLC (the “Adviser”), offer the greatest potential for long-term capital appreciation. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and will become more relevant when the Fund’s age can be measured in years rather than months.

Because the Fund is free to invest in companies of any size around the world, at times, the Fund may be heavily invested in small-cap stocks and foreign securities, each of which presents extra risk. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. Fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style-box, the Fund may invest in any company, country, market, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top 11 holdings and top 10 industries and countries in which the Fund was invested at fiscal year-end. Portfolio holdings are subject to change without notice.

8	Motley Fool Independence Fund

Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Top Eleven Holdings*	% of Net Assets
Telefonica SA	3.94%
WellPoint, Inc.	3.44
Annaly Capital Management, Inc.	3.16
Innophos Holdings, Inc.	2.59
Yum! Brands, Inc.	2.48
POSCO	2.40
American Tower Corp.	2.37
Cie Generale de Geophysique-Veritas	2.34
Becton Dickinson and Co.	2.31
Paychex, Inc.	1.88
Zhongpin, Inc.	1.76

28.67%

*	As of the date of the report the fund had a holding of 9.47% in the PNC Bank Money Market Fund.

Top Ten Sectors	% of Market Value
Consumer, Non-cyclical	23.60%
Financial	12.69
Communications	11.92
Energy	10.55
Consumer, Cyclical	10.10
Basic Materials	7.72
Industrial	5.53
Utilities	4.98
Technology	2.37
Diversified	0.98

90.44%

Motley Fool Independence Fund	9

Top Eleven Countries	% of Net Assets
United States*	46.38%
Hong Kong	6.20
France	4.39
Spain	3.94
South Korea	3.82
Brazil	2.74
United Kingdom	2.62
Canada	2.56
Bermuda	2.36
China	2.33
Argentina	1.75

79.09%

*	As of the date of the report the fund had a holding of 9.47% in the PNC Bank Money Market Fund.

The Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year.

10	Motley Fool Independence Fund

About Your Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 11/01/09	Ending Account Value 04/30/10	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
Actual	$1,000	$1,140	1.35%	$7.16
Hypothetical	$1,000	$1,018	1.35%	$6.76

(1)	These ratios reflect expenses waived by the Fund’s investment Adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.
(2)

Expenses are equal to the Fund’s annualized expense ratio for the period November 1, 2009 to April 30, 2010, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365.

Motley Fool Independence Fund	11

Financial Statements

Schedule of Investments at April 30, 2010		(Unaudited)

Issues	Par	Value (Note 2)
Corporate Bond — 0.25%
Level 3 Financing, Inc. 8.75%, 02/15/17	$225,000	$212,063

Total Corporate Bond (Cost $ 197,260)		212,063

Issues	Shares	Value (Note 2)
Equity Securities — 91.88%
Agriculture — 3.30%
Cresud SACIF y A (Argentina)(a)	106,535	1,494,686
Philip Morris International, Inc. (United States)	27,072	1,328,694

		2,823,380

Apparel — 2.13%
Coach, Inc. (United States)	22,190	926,433
Under Armour, Inc. (United States)*	26,593	897,514

		1,823,947

Banks — 1.17%
Qatar Islamic Bank (Qatar)	47,050	998,216

Beverages — 1.03%
Diageo PLC (United Kingdom)(a)	12,979	884,389

Chemicals — 4.87%
China Green Agriculture, Inc. (China)*	38,630	489,829
Innophos Holdings, Inc. (United States)	77,864	2,218,345
Potash Corp. of Saskatchewan, Inc. (Canada)	5,934	655,707
Praxair, Inc. (United States)	9,590	803,354

		4,167,235

Commercial Services — 4.43%
De La Rue PLC (United Kingdom)	61,902	862,319
Huron Consulting Group, Inc. (United States)*	37,100	868,882
Paychex, Inc. (United States)	52,702	1,612,681
Sotheby’s (United States)	13,336	445,423

		3,789,305

Cosmetics/Personal Care — 1.06%
Unicharm Corp. (Japan)	9,300	903,967

Electric — 5.06%
Brookfield Infrastructure Partners LP (Bermuda)	66,127	1,167,141
Entergy Corp. (United States)	7,664	623,007

See Notes to Financial Statements

12	Motley Fool Independence Fund

Issues	Shares	Value (Note 2)
Equity Securities (continued)
Electric (continued)
GDF Suez (France)	30,828	$1,096,352
Otter Tail Corp. (United States)	20,725	460,509
RWE AG (Germany)	11,987	986,029

		4,333,038

Electrical Components & Equipment — 0.97%
AMETEK, Inc. (United States)	19,208	830,746

Electronics — 1.49%
Arrow Electronics, Inc. (United States)*	19,850	605,425
Waters Corp. (United States)*	9,373	674,762

		1,280,187

Entertainment — 1.34%
International Speedway Corp. (United States)	14,565	445,106
Penn National Gaming, Inc. (United States)*	22,583	699,170

		1,144,276

Financial Services - Diversified — 2.63%
Hellenic Exchanges SA Holding (Greece)	172,622	1,419,121
International Assets Holding Corp. (United States)*	51,513	832,965

		2,252,086

Food — 5.13%
BRF - Brasil Foods SA (Brazil)*(a)	70,204	937,223
HJ Heinz Co. (United States)	11,363	532,584
Nestle SA (Switzerland)	11,694	572,198
Olam International Ltd. (Singapore)	445,219	840,076
Zhongpin, Inc. (China)*	118,892	1,507,551

		4,389,632

Healthcare - Products — 4.70%
Becton, Dickinson and Co. (United States)	25,950	1,981,802
Stryker Corp. (United States)	22,805	1,309,919
Varian Medical Systems, Inc. (United States)*	12,942	729,670

		4,021,391

Healthcare - Services — 3.44%
WellPoint, Inc. (United States)*	54,697	2,942,698

See Notes to Financial Statements

Motley Fool Independence Fund	13

Issues	Shares	Value (Note 2)
Equity Securities (continued)
Holding Companies - Diversified — 1.02%
Swire Pacific Ltd. (Hong Kong)	76,114	$850,577
Swire Properties Ltd. (Hong Kong)	7,611	21,401

		871,978

Insurance — 2.90%
Berkshire Hathaway, Inc. (United States)*	11	1,268,575
Berkshire Hathaway, Inc., Class B (United States)*	4,600	354,200
Enstar Group Ltd. (Bermuda)*	12,964	857,180

		2,479,955

Internet — 1.08%
TheStreet.com, Inc. (United States)	243,000	925,830

Iron/Steel — 2.40%
POSCO (South Korea)(a)	18,291	2,051,518

Lodging — 0.63%
Melco Crown Entertainment Ltd. (Hong Kong)*(a)	112,999	537,875

Metal Fabricate/Hardware — 2.19%
Delachaux SA (France)	10,298	656,804
Sung Kwang Bend Co., Ltd. (South Korea)	57,777	1,220,586

		1,877,390

Mining — 0.58%
Antofagasta PLC (United Kingdom)	32,727	496,203

Oil & Gas — 8.37%
Canadian Natural Resources Ltd. (Canada)	7,336	564,432
CNOOC Ltd. (Hong Kong)(a)	4,438	780,733
Denbury Resources, Inc. (United States)*	46,600	892,390
Lukoil OAO (Russia)(a)	25,750	1,478,050
Occidental Petroleum Corp. (United States)	12,645	1,121,106
Petroleo Brasileiro SA (Brazil)(a)	33,245	1,410,585
Sasol Ltd. (South Africa)(a)	22,637	920,194

		7,167,490

Oil & Gas Services — 2.34%
Cie Generale de Geophysique-Veritas (France)*(a)	66,805	2,008,158

Pharmaceuticals — 0.90%
Dr. Reddy’s Laboratories Ltd. (India)(a)	27,377	769,020

See Notes to Financial Statements

14	Motley Fool Independence Fund

Issues	Shares	Value (Note 2)
Equity Securities (continued)
Real Estate — 3.04%
Brookfield Asset Management, Inc. (Canada)	38,374	$972,397
Cheung Kong Holdings Ltd. (Hong Kong)	68,337	842,722
Henderson Land Development Co., Ltd. (Hong Kong)	125,691	792,215

		2,607,334

Real Estate Investment Trusts — 3.15%
Annaly Capital Management, Inc. (United States)	159,369	2,701,303

Retail — 6.16%
Chipotle Mexican Grill, Inc. (United States)*	8,467	1,142,283
Costco Wholesale Corp. (United States)	10,558	623,767
McDonald’s Corp. (United States)	11,177	788,984
Wal-Mart de Mexico SAB de CV, Series V (Mexico)	254,098	594,369
Yum! Brands, Inc. (United States)	50,132	2,126,600

		5,276,003

Semiconductors — 1.78%
FormFactor, Inc. (United States)*	49,600	744,496
Linear Technology Corp. (United States)	25,825	776,300

		1,520,796

Software — 0.63%
Fundtech Ltd. (Israel)*	41,517	539,721

Telecommunications — 11.00%
American Tower Corp. (United States)*	49,686	2,027,686
China Mobile Ltd. (Hong Kong)(a)	30,340	1,483,626
Infinera Corp. (United States)*	76,064	695,986
Level 3 Communications, Inc. (United States)*	454,000	708,240
Telefonica SA (Spain)(a)	49,703	3,368,869
Telekomunikasi Indonesia Tbk PT (Indonesia)(a)	32,674	1,134,441

		9,418,848

Transportation — 0.96%
Genesee & Wyoming, Inc. (United States)*	21,048	822,977

Total Equity Securities (Cost $ 72,654,182)		78,656,892

Other Investments — 9.47%
Temporary Cash Investment — 9.47%
PNC Bank Money Market Fund	8,111,964	8,111,964

See Notes to Financial Statements

Motley Fool Independence Fund	15

Issues	Shares	Value (Note 2)
Other Investments (continued)
Warrants — 0.00%
Henderson Land Development Warrants (Hong Kong)	25,138	$251

Total Other Investments (Cost $ 8,111,964)		8,112,215

Total Investment Portfolio (Cost 80,963,406) — 101.60%		86,981,170
Liabilities in Excess of Other Assets — (1.60)%		(1,370,378)

NET ASSETS — 100.00% (Applicable to 6,597,234 shares outstanding)		$85,610,792

*	Non-income producing security.
(a)	ADR — American Depositary Receipts

LP — Limited Partnership

PLC — Public Limited Company

See Notes to Financial Statements

16	Motley Fool Independence Fund

Statement of Assets and Liabilities

As of April 30, 2010 (Unaudited)
Assets:
Investments in securities of unaffiliated issuers, at value(1)	$86,981,170
Foreign currency, at value(2)	59,652
Receivables:
Dividends	65,182
Interest	4,726
Investment securities sold	1,013,633
Shares of beneficial interest sold	708,453
Deferred offering costs	1,160
Reimbursement due from adviser	47,287
Prepaid expenses and other assets	45,188

Total Assets	88,926,451

Liabilities
Payables:
Investment securities purchased	3,055,379
Fund Share Redeemed	67,282
Deferred foreign capital gains taxes	1,406
Accrued expenses:
Audit fees	16,928
Accounting and administration fees	31,253
Advisory fees	61,205
Custodian fees	7,661
Legal fees	12,169
Transfer agent fees	60,922
Other expenses	1,454

Total Liabilities	3,315,659

Net Assets	$85,610,792

Net Assets Consist of:
Paid-in-Capital	$78,491,849
Undistributed Net Investment Income	132,021
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Translation	982,185
Net Unrealized Appreciation (Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities denominated in Foreign Currencies(3)	6,004,737

Net Assets	$85,610,792

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to capital shares outstanding	$85,610,792
Shares outstanding	6,597,234

Net asset value, offering and redemption price per share	$12.98

(1) Investments in securities of unaffiliated issuers, at cost	$80,963,406
(2) Foreign currency, at cost	$59,921
(3) Net of $12,315 accrued foreign capital gains taxes on appreciated securities.

See Notes to Financial Statements

Motley Fool Independence Fund	17

Statement of Operations

Six Months Ended April 30, 2010 (Unaudited)
Investment Income
Dividends	$623,128
Interest	9,730
Less foreign taxes withheld	(18,781)

Total Investment Income	614,077

Expenses
Accounting and administration fees	77,754
Blue sky fees	4,203
Chief Compliance Officer fees	13,830
Custodian fees	21,443
Investment advisory fees	283,869
Organization fees	4,470
Professional fees	79,086
Shareholder reporting fees	9,346
Transfer agent fees	186,919
Trustee fees	27,668
Other expenses	7,210

Total expenses	715,798

Expenses waived/reimbursed net of amount recaptured	(312,405)

Net expenses	403,393

Net Investment Income	210,684

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	1,006,755
Foreign currency transactions	(26,635)

Net realized gain on investments and foreign currency transactions	980,120

Net change in unrealized appreciation (depreciation) on:
Investment securities (net of capital gains taxes of $8,964)	4,899,726
Foreign currency translations	(10,719)

Change in net unrealized appreciation (depreciation) on investments, foreign currencies, and assets and liabilities denominated in foreign currencies	4,889,007

Net realized and unrealized gain	5,869,127

Net Increase in Net Assets Resulting from Operations	$6,079,811

See Notes to Financial Statements

18	Motley Fool Independence Fund

Statement of Changes in Net Assets

	Six Months Ended April 30, 2010 (Unaudited)	Period June 16, 2009* to October 31, 2009
Operations:
Net Investment Income	$210,684	$24,876
Net Realized Gain on Investments and Foreign Currency Transactions	980,120	278,905
Change in Appreciation (Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign
Currencies	4,889,007	1,119,081

Net increase in net assets resulting from operations	6,079,811	1,422,862

Dividends and Distributions to Shareholders:
Dividends from net investment income	(95,696)	—
Distributions from net realized capital gains	(295,167)	—

Total dividends and distributions	(390,863)	—

Capital Share Transactions:
Proceeds from shares sold (4,218,997 and 2,671,053** shares, respectively)	52,906,951	29,235,924
Reinvestment of dividends and distributions (31,227 and 0 shares, respectively)	384,097	—

Value of shares redeemed (303,598 and 20,445 shares, respectively)	(3,816,772)	(236,279)

Redemption fees	20,805	4,256

Net increase from capital share transactions	49,495,081	29,003,901

Total increase in net assets	55,184,029	30,426,763

Net Assets:
Beginning of Period	30,426,763	—

End of Period***	$85,610,792	$30,426,763

***Including undistributed net investment income	$132,021	$17,033

*	Commencement of Operations.
**	On April 6, 2009, 10,000 shares of the Fund were issued for cash at $10.00 per share to the Adviser.

See Notes to Financial Statements

Motley Fool Independence Fund	19

Financial Highlights

(for a share outstanding through the period)	Six Months Ended April 30, 2010 (Unaudited)(1)	Period June 19, 2009 to October 31, 2009(2)(3)
Net Asset Value, Beginning of Period	$11.48	$10.00
Income From Investment Operations (4)
Net Investment Income	0.04	0.02
Net Gains on Securities (Realized and Unrealized)	1.56	1.46

Total From Investment Operations	1.60	1.48

Less Distributions
Net Investment Income	(0.02)	—
Net Realized Gains	(0.08)	—

Total Distributions	(0.10)	—

Net Asset Value, End of Period (5)	$12.98	$11.48
Total Return	14.00%	14.80%
Net Assets, End of Period (thousands)	$85,611	30,427

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	2.40%	7.01%
Ratio of Net Investment Income to Average Net Assets	0.71%	0.41%
Ratio of Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.76%	(5.25)%
Portfolio Turnover	23.78%	50%

(1)	All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(3)	Inception date of the fund was June 16, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.
(4)	Per share data calculated using average shares outstanding method.
(5)	Redemption fees received during the period had no effect on the net asset value.

See Notes to Financial Statements

20	Motley Fool Independence Fund

Notes to Financial Statements (Unaudited)

1. Organization:

Motley Fool Independence Fund (the “Fund”) is a diversified series of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is a Delaware statutory trust organized on November 7, 2008. The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more series (each, a “Series”) investing primarily in securities. The beneficial interest in the Trust is represented by transferable units called “Shares of Beneficial Interest.” Each Series has its own investment goals and strategies. The financial statements are presented for the Fund.

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties for the Trust by the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, the Trust believes the risk of loss to be remote.

2. Significant Accounting Policies:

The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for U.S. mutual funds.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security Valuation

Securities held by the Trust are generally valued at fair value as of the close of regular trading on each business day (generally 4 pm Eastern time) that the New York Stock Exchange (“NYSE”) is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last quoted sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the OTC market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available or whose values have been affected by events occurring before the Fund’s

Motley Fool Independence Fund	21

Notes to Financial Statements (Unaudited)—(Continued)

pricing time but after the close of the securities markets, and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees (the “Board”). Debt securities that mature in fewer than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days.

When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

You’d think that it would be easy to determine what a share of the Fund is worth – just add up the value of everything it holds, and then divide by the number of shares. It’s not that simple, though. Some foreign markets have different operating hours (when it’s daytime in Chicago, for example, it is night in Shanghai). That means that when we calculate the Fund’s value at the end of the day, the market quotations for some of the securities held by the Fund could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might, in some cases, cast doubt on a particular valuation. For these reasons, we may rely on a pricing service to determine the value of particular securities. It is possible that when the Fund buys or sells the securities, the price on the real market will be different from the value used for the fair-value pricing.

The values of securities held by the Fund and other assets used in computing the net asset value (the “NAV”) are generally determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges are valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Fund or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. In this regard, the Trust has retained a third party fair value pricing service to quantitatively analyze the price movement of the Fund’s holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. As of April 30, 2010, such price movements for certain securities had exceeded specified parameters and the third party fair value service quantitatively fair valued the affected securities. The Board will review and monitor the methods used by the service to assure itself that securities are valued at their fair values. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

22	Motley Fool Independence Fund

Notes to Financial Statements (Unaudited)—(Continued)

Fair Value Measurements

The Financial Accounting Standards Board (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value.

Investment assets reported at fair value are classified based on the lowest level input that is significant to fair value:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Valuation Inputs	Value
Level 1 — Quoted Prices
U.S. Common Stocks	$61,461,646
Foreign Common Stocks	4,636,461
Temporary Cash Investment	8,111,964
Level 2 — Other Significant Observable Inputs
Corporate Bond	212,063
Foreign Common Stocks	12,558,785
Warrant	251
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$86,981,170

Motley Fool Independence Fund	23

Notes to Financial Statements (Unaudited)—(Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Dividends and Distributions

When the Fund pays a dividend or other distribution, its net asset value (NAV) per share will decline by the per-share amount of the distribution. Investors are no poorer for this “distribution drop,” however. As this section explains, investors may elect to reinvest their dividend and distribution payments. Doing so would allow them to acquire additional shares at the lower NAV per share. They may also choose to receive a check in the amount of their portion of the dividend or distribution.

The Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses one of the following options: (1) receive dividends in cash, while reinvesting capital gains and other distributions in additional Fund shares; or (2) receive all dividends and other distributions in cash.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium are amortized using the effective interest method. Expenses directly attributable to the Fund are directly charged.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Fund does not isolate the portion of gains and losses on investments.

3. Investment Policies and Practices:

The sections below describe some of the different types of investments that may be made by the Fund and the investment practices in which the Fund may engage.

24	Motley Fool Independence Fund

Notes to Financial Statements (Unaudited)—(Continued)

When we say that the Fund may invest in other types of securities and in other asset classes, the “may” is well worth emphasizing, as the Fund’s primary focus is the common stock companies that the Adviser believes are both promising and undervalued.

Foreign Securities

The Fund may invest in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts and Global Depositary Receipts) that represent indirect interests in securities of foreign issuers. A significant portion of the Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less developed countries.

If the Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in Ruritania Telecom, traded on the Ruritanian Stock Exchange, those shared will be worth more to the Fund if the value of the Ruritanian ploof increases against the U.S. dollar, and vice versa, all other things being equal.

The purchase of securities denominated in foreign currencies will subject the value of the Fund’s investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Fund may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Fund will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities

Motley Fool Independence Fund	25

Notes to Financial Statements (Unaudited)—(Continued)

resulting from fluctuations in foreign exchange rates. The Fund will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of the Fund’s total assets. For hedging purposes, the Fund may also use options on foreign currencies, which expose the Fund to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

The Fund invests in the securities of foreign companies, including companies located in both developed and emerging market countries. Investments in foreign securities may be made through the purchase of depository receipts that represent indirect interests in the securities of foreign companies. A significant portion of the Fund’s investments in foreign companies may be composed of such investments. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies. These risks may relate to those associated with fluctuations in foreign currency exchange rates, unreliable and untimely information about issuers, and political and economic instability. Securities of foreign issuers generally trade and thus may be purchased and sold by the Fund in foreign markets.

Types of Fixed-Income Securities

The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by the Fund may include, among others, bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore,

26	Motley Fool Independence Fund

Notes to Financial Statements (Unaudited)—(Continued)

cause fluctuations in the NAV per share of the Fund. Subsequent to the purchase of a fixed-income security by the Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

For the six months ended April 30, 2010, the Fund invested in REITs.

Temporary Investments

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, the Fund would not be pursuing its stated investment objective

Motley Fool Independence Fund	27

Notes to Financial Statements (Unaudited)—(Continued)

with its usual investment strategies. The Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of that fund, which will be in addition to the fees and expenses of the Fund. Repurchase Agreements involve certain risks not associated with direct investments in debt securities.

4. Fees and Transactions with Related Parties:

Fund Expenses

The Fund pays all of its expenses other than those expressly assumed by the Adviser. Expenses of the Fund are deducted from the Fund’s total income before dividends are paid.

Investment Adviser

Subject to the supervision of the Board, Motley Fool Asset Management (the “Adviser”) manages the overall investment operations of the Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Trust on behalf of the Fund. The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders.

Under the terms of the Advisory Agreement, the Fund pays the Adviser a fee that is computed and paid monthly at an annual rate of 0.95% of the Fund’s average daily net assets during the month (the “Basic Fee”). Commencing the first month after the Fund has completed 12 full calendar months of operations, the Basic Fee is subject to a monthly adjustment (the “Monthly Performance Adjustment”) based on the investment performance of the Fund relative to the performance of the MSCI World Index measured over a trailing-36-month period ending on the last day of the month for which the fee is to be paid (or if the Fund does not have 36 full calendar months of operations, the number of months since commencement of the Fund’s operations) (the

28	Motley Fool Independence Fund

Notes to Financial Statements (Unaudited)—(Continued)

“Performance Measurement Period”). The fee payable for each month (the “Total Advisory Fee”) will be the Basic Fee plus or minus the Monthly Performance Adjustment.

The Monthly Performance Adjustment is calculated by subtracting from the cumulative percentage performance of the Fund (essentially, the change in the Fund’s net asset value per share) during the Performance Measurement Period (net of all expenses, including advisory fees) the percentage change in the MSCI World Index over the same period (including the value of dividends paid during the measurement period on stocks included in the MSCI World Index). The Monthly Performance Adjustment will be based on an annual percentage rate determined by: (i) subtracting 3 from the positive or negative percentage difference between the investment performance of the Fund and the investment performance of the MSCI World Index during the Performance Measurement Period; and (ii) multiplying the result by 2%, but will be limited to a rate of not more than +0.20% nor less than -0.20%. The dollar amount of the Monthly Performance Adjustment is then determined by dividing the annual percentage rate by 12; and (iii) multiplying the result by the average daily net assets of the Fund during the Performance Measurement Period. There will be no Monthly Performance Adjustment if the difference between the investment performance of the Fund and the investment performance of the index is less than 3 percentage points. Because the operation of the Expense Limitation and Reimbursement Agreement will have a positive effect upon the Fund’s investment performance, the agreement may result in an increase in the Monthly Performance Adjustment and the Total Advisory Fee. The Adviser has agreed to waive the amount of any increase in the Monthly Performance Adjustment that exceeds the amount that would have been payable to it in the absence of the Expense Limitation and Reimbursement Agreement to the extent that such increase exceeds the cumulative amount of expenses deferred, absorbed or reimbursed by the Adviser that it has not previously recovered as a result of higher positive performance-based adjustments in one or more prior months resulting from the Expense Limitation and Reimbursement Agreement.

Under the terms of an Expense Limitation and Reimbursement Agreement entered into by the Adviser and the Fund, the Adviser has contractually agreed to waive its fees or to reimburse a portion of the Fund’s operating expenses until at least February 28, 2011, to the extent necessary to limit the Fund’s operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses and any extraordinary expenses) to an amount not exceeding 0.40% annually of the Fund’s average daily net assets. The Adviser may recover from the Fund fees and expenses previously waived or reimbursed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Fund’s ordinary operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses and any extraordinary expenses) to exceed 0.40% annually of the Fund’s average daily net assets. As of April 30, 2010, the Adviser waived fees or reimbursed the Fund in the amount of $656,587, of which the Adviser may recover $344,182 through October 31, 2012 and $312,405 through April 30, 2013.

Motley Fool Independence Fund	29

Notes to Financial Statements (Unaudited)—(Continued)

Trustees’ Fees

Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust is paid: (i) an annual retainer of $20,000; (ii) a fee of $1,250 for each quarterly meeting of the Board attended; and (iii) a fee of $500 for each meeting attended of any committee of the Board of which such Trustee is a member (if such meeting is not held on the same day as a meeting of the Board). Officers of the Trust, all of whom are members, officers, or employees of the Adviser, or its affiliates, receive no compensation from the Trust.

Other Service Providers

Administration and Accounting Services

The Trust has entered into an Administration and Accounting Services Agreement with PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”) (the “Administrator”). Pursuant to the Administration and Accounting Services Agreement, PNC GIS provides various administrative and accounting services necessary for the operations of the Trust and the Fund. Services provided by PNC GIS include facilitating general Fund management; monitoring the Fund’s compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports. The Fund pays the Administrator an annual fee calculated based upon the Fund’s average net assets. The fee is paid monthly. The Fund also reimburses the Administrator for certain out-of-pocket expenses.

Transfer Agent

PNC GIS serves as the Fund’s transfer agent and dividend disbursing agent. PNC GIS receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.

Custodian

PFPC Trust Company serves as custodian for the Fund. In that capacity, it maintains custody of all securities and cash assets of the Fund. The custodian is authorized to hold the Fund’s investments in securities depositories and with sub-custodians approved by the Fund.

Custodian fees for the Fund are calculated based on the average daily gross assets of the Fund. PFPC Trust Company also receives other transaction based charges and is reimbursed for out-of-pocket expenses.

For the six months ended April 30, 2010, PNC GIS received $304,961 in aggregate fees and expenses for services rendered under the various agreements described above.

30	Motley Fool Independence Fund

Notes to Financial Statements (Unaudited)—(Continued)

Distribution

PFPC Distributors, Inc. (“PDI”) serves as the principal underwriter of the Fund pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund. The Fund does not pay any fees to PDI in its capacity as Underwriter. The fees are paid by the Adviser.

Redemption Fees

The Fund charges a redemption fee of 2.00% on proceeds from shares redeemed or exchanged within 90 days following their acquisition. The redemption fee is calculated as a percentage of the net asset value of the total redemption proceeds and is retained by the Fund and accounted for as additional paid-in capital. Certain exceptions to the imposition of the redemption fee exist. Please see the Fund’s prospectus for more information.

5. Control Persons and Principal Holders:

Any person beneficially owning, directly or indirectly, more than 25% of the outstanding shares of the Fund is presumed to control the Fund. Through the exercise of voting rights with respect to shares of the Fund, such a person may be able to determine the outcome of shareholders voting on matters as to which the approval of shareholders of the Fund is required. Principal holders are persons who own beneficially 5% or more of the outstanding shares of the Fund. As of April 30, 2010, the Trust was not aware of any shareholders who beneficially owned 5% or more of the Fund’s outstanding shares.

6. Investment Transactions:

For the six months ended April 30, 2010, the cost of purchases and proceeds from sales and maturities of investment securities for the Fund were as follows:

Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities

(other than Temporary Cash Investments)

Purchases	Sales and Maturity Proceeds
$57,969,300	$13,610,498

7. Shares of Beneficial Interest:

The Trust is authorized to issue an unlimited number of Shares of Beneficial Interest with a par value of $0.001. Currently, the Fund is the sole series of shares of the Trust, and all shares of the Fund are of a single class. The Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to the Fund) and, subject to applicable rules, may establish two or

Motley Fool Independence Fund	31

Notes to Financial Statements (Unaudited)—(Continued)

more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid, non-assessable and have no pre-emptive or conversion rights.

8. Federal Income Taxes:

The Trust intends the Fund to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. If so qualified, the Trust will not be subject to federal income tax on that part of its net investment income and net capital gains that it distributes to its shareholders. Certain federal income and excise taxes would be imposed on the Fund if it fails to make certain required distributions of its income to shareholders. The Trust intends, however, to make distributions to the Fund’s shareholders in a manner that will avoid the imposition of any such taxes. For this reason, no provision for excise or income taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statements and tax purposes primarily due to differing treatments for amortization of deferred organization costs, foreign currency transactions, and investments in partnerships.

For federal income tax purposes, there was no capital loss carryover as of October 31, 2009.

At April 30, 2010, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
$80,939,752	$6,041,418	$7,193,183	$(1,151,765)

The differences between book basis and tax basis unrealized appreciation is attributable primarily to cumulative basis adjustments for partnerships.

32	Motley Fool Independence Fund

Notes to Financial Statements (Unaudited)—(Continued)

At October 31, 2009, capital contributions, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of amortization of deferred organization costs, foreign currency transactions, and investments in partnerships. The following amounts were reclassified within the capital accounts:

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments
$(7,133)	$(7,843)	$14,976

Management has analyzed the Fund’s tax position and has concluded that no provision for income tax is required in the financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on certain factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions).

9. Subsequent Events:

Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

On February 2, 2010, The PNC Financial Services Group, Inc. entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”), under which, subject to regulatory approvals, all of the stock of PNC GIS, an indirect, wholly owned subsidiary of The PNC Financial Services Group, Inc., will be sold to BNY Mellon (“Stock Sale”). The Stock Sale will include PNC GIS, PFPC Trust Company and PDI and is expected to close on or about July 1, 2010. At the closing, PNC GIS and PDI will change their names to BNY Mellon Investment Servicing (US) Inc. and BNY Mellon Distributors Inc., respectively. PFPC Trust Company will not change its name until a later date to be announced.

Motley Fool Independence Fund	33

Directors and Officers (Unaudited)

NAME, ADDRESS, AND AGE (1)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
			INDEPENDENT TRUSTEES

Kathleen A. O’Neil 57	Trustee	Since March, 2009	President/CEO, Liberty Street Advisors (consultancy); Director, BMC Software, Guidance Software, MetLife Bank, N.A., John Carroll University	1	BMC Software, Guidance Software, MetLife Bank N.A.

Gary Langbaum 60	Trustee	Since March, 2009	Retired; Scudder Kemper Investments, 1988-2002, Managing Director and Senior Portfolio Manager	1	None

Stephen L. Boyd 68	Trustee	Since March, 2009	Advisory Director, Morgan Stanley Investment Management	1	None

			INTERESTED TRUSTEES AND OFFICERS

Peter E. Jacobstein(3) 44	Trustee President	Since November, 2008	President and Chairman, Motley Fool Asset Management, LLC; SVP, The Motley Fool, Inc. (financial publishing); VP, Strategy and Development, Discovery Comm., Inc. (media)	1	None

Ollen C. Douglass 47	Treasurer	Since November, 2008	Chief Financial Officer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing); Director, Fool Financial Services, Ltd. (UK mortgage adviser), Lovemoney.com, Ltd. (UK financial information site) and The Motley Fool, Ltd. (UK financial information site)	N/A	N/A

Lawrence T. Greenberg 47	Vice President Secretary	Since March, 2009	SVP and Chief Legal Officer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing); Adjunct Professor, Washington College of Law, American University, George Mason School of Law; Director, Fool Financial Services, Ltd. (UK mortgage adviser), Lovemoney.com, Ltd. (UK financial information site)	N/A	N/A

(1)	Each Trustee can be contacted by writing to The Motley Fool Funds Trust, 2000 Duke Street, Suite 175, Alexandria, VA 22314.
(2)	Each Trustee holds office until the next meeting of shareholders at which Trustees are elected (or otherwise appointed) and serve until his or her successor has been elected or qualified.
(3)

Mr. Jacobstein is an “interested person” (as defined by the 1940 Act) of the Trust. Mr. Jacobstein is the President and Chairman of the Adviser.For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling (888) 863-8803.

34	Motley Fool Independence Fund

Investment Adviser

Motley Fool Asset Management, LLC

2000 Duke Street

Suite 175

Alexandria, VA 22314

Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.), Inc.

P.O. Box 9780

Providence, RI 02940-9780

Custodian

PFPC Trust Company

8800 Tinicum Boulevard

Philadelphia, PA 19153

Underwriter

PFPC Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Motley Fool Independence Fund	35

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Visit us online at www.foolfunds.com. You’ll find:

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Reach us by phone: 888.863.8803 or contact your securities dealer.

Contact us by mail:

Motley Fool Funds

P.O. Box 9780

Providence, RI 02940-9780

© All Rights Reserved

This report has been prepared for shareholders of Motley Fool Independence Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Fund. Investors are reminded to read the prospectus carefully before investing. Past performance is no guarantee of future results. Share prices will fluctuate and there may be a gain or loss when shares are redeemed. Fund shares are distributed by PFPC Distributors, Inc., 760 Moore Rd., King of Prussia, PA 19406.

MFF-SMI-001

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Motley Fool Funds Trust

By (Signature and Title)*	/S/ PETER E. JACOBSTEIN
Peter E. Jacobstein, President
(principal executive officer)

Date June 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ PETER E. JACOBSTEIN
Peter E. Jacobstein, President
(principal executive officer)

Date June 18, 2010

By (Signature and Title)*	/S/ OLLEN C. DOUGLASS
Ollen C. Douglass, Treasurer
(principal financial officer)

Date June 18, 2010

*	Print the name and title of each signing officer under his or her signature.